Calvert

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March 31, 2003

Semi-Annual Report

Calvert Capital

Accumulation Fund

Table of Contents

President's Letter

2

Social Update

4

Portfolio Manager Remarks

5

Statement of Net Assets

8

Statement of Operations

12

Statements of Changes in Net Assets

13

Notes to Financial Statements

15

Financial Highlights

19

Explanation of Financial Tables

23

Dear Shareholders:

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert's support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future. It is important for shareholders, and the financial advisors who assist them, to take a long-term view of the markets and their investment strategies.  The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Social

Update

Shareholder Activism

Calvert continues its success in working with our companies through shareholder activism on behalf of our various funds to push for the high standards that we, as investors, want. We filed shareholder resolutions with two pharmaceutical giants about disclosing their work around human clinical trials in developing countries. We are pleased to announce that we were able to withdraw both resolutions, as these companies agreed to be more forthcoming around their ethical codes when conducting such trials.

Progress on Electronic Waste

Last year, Calvert announced an initiative to encourage the six major US computer companies to develop recycling and product recovery goals for the 500 million computers people will discard over the next ten years. We are pleased that Dell is the first major company to commit to setting global performance goals -- and especially that Michael Dell himself is arranging a visit with Calvert to continue the dialogue.

Board Diversity

New stock exchange rules have created an opportunity to further Calvert's agenda of more diversity in board governance. Calvert is the first investor to propose model language requiring nominating and corporate governance committees to set criteria that assure diversity among their boards of directors. We sent over 600 letters and filed nine shareholder resolutions on this issue. Molex Corporation, with whom we filed a resolution, recently announced the appointment of its first woman board member.

Calvert Still a Great Place to Work!

We're pleased to report that Calvert recently received the Great Place to Work award of the State of Maryland.

Ed Brown

of Brown Capital Management Company

Performance

For the six-month period, Fund Class A shares produced a total return of 4.69%. The Russell Mid-Cap Growth Index produced a total return of 9.14% over the same period.

Market commentary

Stocks rose over the period in large part as a bounce back from the drubbing they received in the third quarter of 2002. Market recovery was achieved mostly in the early months of the semi-annual period, with losses over the balance of the period trimming the benefits of the strong bounce back. Weak holiday sales and global uncertainties weighed on investors over the course of the period.

In general, it was an odd period, a time of great uncertainty that featured the strong performance of growth stocks -- which generally excel in good times -- over value stocks. While this sort of  swing towards growth is generally in the Fund's favor, the best performers among growth stocks tended to be the riskiest of growth stocks -- those of companies without strong fundamentals -- and stocks that had been extraordinarily beaten down in the current bear market cycle. As growth-at-a-reasonable-price investors, we believe that stock prices should reflect the fundamentals of a company, a view that was out of favor during the period.

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	4.69%	(27.87%)
Class B	4.18%	(28.56%)
Class C	4.25%	(28.49%)
Russell Mid-Cap
Growth Index	9.14%	(26.11%)
S&P Midcap 400
Index TR	1.14%	(23.45%)
Lipper Mid-Cap
Growth Funds Avg	2.39%	(27.47%)

Ten Largest Stock Holdings

% of Net Assets

Fair, Isaac & Co., Inc.	3.0%
Health Management Associates, Inc.	2.8%
Airgas, Inc.	2.4%
Gap, Inc. (The)	2.2%
Reebok International, Ltd	2.2%
Analog Devices, Inc.	2.2%
Pharmaceutical Product Development, Inc.	2.1%
Pioneer Natural Resources Co.	2.1%
Smith International, Inc.	2.1%
Best Bu Co., Inc.	2.1%
Total	23.2%

Asset Allocation

Stocks	99%
Cash or Cash Equivalents	1%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(31.28%)
Five year	(5.35%)
Since inception	6.03%
(10/31/94)

Class B Shares
One year	(32.13%)
Since inception	(5.46%)
(4/1/98)

Class C Shares
One year	(29.21%)
Five year	(5.16%)
Since inception	5.80%
(10/31/94)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

Investment strategy during the reporting period

Poor stock selection was the main reason the Fund trailed the Russell Mid-cap Growth Index by 4.39% for the reporting period. Attribution analysis revealed very good stock selection within the Materials and Processing, Financial Services, Consumer Staples, and Technology sectors. However, this successful selection was not enough to offset poor selection within the Consumer Discretionary, Health Care, and Utilities sectors.

A closer look shows that poor stock selection within the Consumer Discretionary sector was primarily the result of exclusion. That is, we did not hold certain stocks that performed well during the period.

One such stock was Starbucks, in the case of which we projected 19% long-term revenue growth and 20% long-term EPS growth fueled by 6% same-store sales growth and new-unit growth (analysis completed June 2002). At the time of our analysis, we questioned the company's ability to grow earnings in line with Wall Street expectations of 24% and believed that global unit expansion would introduce a new set of operational complexities into what was otherwise a rather straightforward business model. At that time, Starbucks sold at a per-share price of $24.44 and forward P/E multiple of 38.5x, a valuation we thought offered an unattractive risk/reward tradeoff. Subsequent to our decision to pass on an investment in Starbucks, the stock declined 17% to a per-share price of $20.36 by year-end 2002. In the first quarter of 2003, the stock recovered to the $25-per-share level. In the interim, Wall Street lowered its earnings growth expectation for the company to 21% from 24%, more in line with our expectations.

One stock that we did own, Catalina Marketing, detracted from performance. We made the decision to sell Catalina in October 2002 when the company announced its fiscal second quarter earnings and the results were below company-endorsed expectations. In the face of this warning, the stock lost a third of its value in the first trading day of the semi-annual period. In an environment fraught with worries about earnings, particularly in consumer-related issues, investors didn't forgive the slightest of stumbles.

Two health care stocks we owned during the period -- AmerisourceBergen and Accredo Health -- detracted from performance, while a number of biotech companies we did not own drove performance in the Index. AmerisourceBergen and Accredo Health are well-diversified health care service- and distribution-related firms serving the pharmaceutical industry. Both companies reported earnings that met or beat street estimates during the period, with the only hiccup coming from a downward revision in guidance on revenue for the coming year from Accredo. Despite good fundamental performance, each of these stocks was off more than 20% for the six-month period. Stocks of biotech companies produced some of the best returns in the sector despite the high risk of their volatile earnings and limited product diversity.

Tactics overall

From a tactical perspective, we continue to hold approximately 70-75 stocks in the portfolio, 15 greater than our stated range of 40-60 stocks. We have made this decision in an attempt to mute individual stock price volatility and the adverse impact it can have on performance. We also continue to construct the portfolio so that it is near sector-neutral, as we do not see any significant advantages to be gained by taking large sector bets in this environment.

Strategically, we continue to direct the majority of our research effort toward looking for growth companies in the core growth sectors, i.e., Consumer Discretionary, Technology, Producer Durables, Health Care, and Financial Services.

Our outlook

We are generally sanguine about the market's prospects and believe that in the long run, higher stock valuations will be fueled by a stronger global economy and a higher degree of investor confidence. Until these two factors materialize, we think the market will continue to be characterized by earnings disappointments and very volatile stock prices.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

May 2003

Statement of Net Assets

March 31, 2003

Equity Securities - 98.5%	Shares	Value
Auto Parts & Equipment - 1.4%
ArvinMeritor, Inc.	33,200	$464,468
Gentex Corp.*	38,600	981,984
		1,446,452

Banks - Major Regional - 0.9%
AmSouth Bancorp.	50,600	1,005,928

Chemicals - 2.4%
Airgas, Inc.*	139,500	2,582,145

Chemicals - Specialty - 1.2%
Sigma-Aldrich Corp.	27,900	1,241,271

Computers - Networking - 1.8%
Network Appliance, Inc.*	172,300	1,928,037

Computers - Peripherals - 1.3%
Lexmark International, Inc.*	21,300	1,426,035

Computers - Software & Services - 6.6%
Adobe Systems, Inc.	35,300	1,088,299
Fair, Issac & Co., Inc.	63,600	3,232,152
Synopsys, Inc.*	38,900	1,655,584
Yahoo, Inc.*	45,900	1,102,518
		7,078,553

Consumer - Jewelry, Novelty, & Gifts - 0.5%
Fossil, Inc.*	33,000	568,260

Distributors - Food & Health - 2.1%
AmerisourceBergen Corp.	32,600	1,711,500
Performance Food Group Co.*	17,800	545,748
		2,257,248

Electrical Equipment - 1.6%
Celestica, Inc.*	98,300	1,123,569
Molex, Inc.	24,400	524,112
		1,647,681

Electronics - Component Distribution - 1.9%
Avnet, Inc.*	95,600	1,001,888
W.W. Grainger, Inc.	23,500	1,008,150
		2,010,038

Electronics - Semiconductors - 6.2%
Altera Corp.*	92,800	1,256,512
Analog Devices, Inc.*	84,000	2,310,000
Integrated Circuit Systems, Inc.*	84,900	1,842,330
Xilinx, Inc.*	52,700	1,233,707
		6,642,549
Equipment - Semiconductors - 1.3%
Cymer, Inc.*	15,700	$371,305
Lam Research Corp.*	42,000	478,338
Novellus Systems, Inc.*	17,850	486,770
		1,336,413

Footwear - 2.2%
Reebok International, Ltd	71,000	2,332,350

Healthcare - Hospital Management - 2.8%
Health Management Associates, Inc.	159,800	3,036,200

Healthcare - Managed Care - 4.8%
Express Scripts, Inc.*	37,900	2,110,272
Oxford Health Plans, Inc.*	43,200	1,311,552
Wellpoint Health Networks, Inc.*	22,400	1,719,200
		5,141,024

Healthcare - Medical Products & Supplies - 6.1%
Henry Schein, Inc.*	13,800	622,380
St. Jude Medical, Inc.*	41,800	2,037,750
Stryker Corp.	27,400	1,881,010
Zimmer Holdings, Inc.*	39,500	1,920,885
		6,462,025

Healthcare - Special Services - 7.3%
Accredo Health, Inc.*	50,300	1,224,252
AdvancePCS*	59,800	1,694,732
Laboratory Corp. of America Holdings, Inc.*	30,800	913,220
Pharmaceutical Product Development, Inc.*	84,500	2,268,909
Quest Diagnostics, Inc.*	28,200	1,683,258
		7,784,371

Homebuilding - 1.7%
DR Horton, Inc.	94,100	1,806,720

Household Furnishing & Appliances - 0.5%
La-Z-Boy, Inc.	28,300	489,024

Household Products - Non-Durable - 0.7%
Church & Dwight, Inc.	25,500	774,180

Insurance - Property & Casualty - 2.2%
Chubb Corp.	23,300	1,032,656
Safeco Corp.	37,900	1,325,363
		2,358,019

Investment Banking / Brokerage - 1.0%
Legg Mason, Inc.	21,200	1,033,288

Investment Management - 0.9%
Investors Financial Services Corp.	39,100	952,085

Manufacturing - Specialized - 1.6%
Jabil Circuit, Inc.*	98,250	$1,719,375

Oil & Gas - Drilling & Equipment - 2.1%
Smith International, Inc.*	62,700	2,208,921

Oil & Gas - Exploration & Production - 2.1%
Pioneer Natural Resources Co.*	88,400	2,218,840

Personal Care - 0.8%
NBTY, Inc.	44,400	841,824

Restaurants - 2.3%
Cheesecake Factory, Inc. (The)*	17,400	561,498
Panera Bread Co.*	62,900	1,917,821
		2,479,319

Retail - Computers & Electronics - 2.1%
Best Buy Co., Inc.*	81,825	2,206,820

Retail - Department Stores - 2.1%
Kohls Corp.*	38,625	2,185,403

Retail - Discounters - 3.7%
Dollar Tree Stores, Inc.*	48,550	966,145
Family Dollar Stores, Inc.	31,600	975,808
Fred's Inc.	73,300	2,041,405
		3,983,358

Retail - Drug Stores - 1.2%
Caremark Rx, Inc.*	23,000	417,450
CVS Corp.	34,600	825,210
		1,242,660

Retail - Food Chains - 1.0%
Whole Foods Market, Inc.*	18,200	1,012,648

Retail - Specialty - 7.0%
Bed Bath & Beyond, Inc.*	31,500	1,088,010
Linens 'N Things, Inc.*	45,300	920,496
Office Depot, Inc.*	82,600	977,158
Petsmart, Inc.*	46,700	588,420
Staples, Inc.*	107,100	1,963,143
Williams-Sonoma, Inc.*	88,900	1,938,020
		7,475,247

Retail - Specialty Apparel - 2.2%
Gap, Inc. (The)	161,000	2,332,890

Services - Advertising / Marketing - 1.7%
Acxiom Corp.*	110,700	1,863,081

Services - Commercial & Consumer - 1.6%
Cerner Corp.*	53,200	1,722,616

Services - Data Processing - 3.9%
Ceridian Corp.*	99,500	$1,391,010
Checkfree Corp.*	85,200	1,915,296
Fiserv, Inc.*	28,475	896,393
		4,202,699

Services - Employment - 1.9%
Manpower, Inc.	68,300	2,040,804

Telephone - 1.0%
CenturyTel, Inc.	39,200	1,081,920

Truckers - 0.3%
Swift Transportation Co., Inc. *	21,700	347,200

Trucks & Parts - 0.5%
Cummins, Inc.	21,400	526,440

Total Equity Securities (Cost $102,127,026)		105,031,961

	Principal
High Social Impact Investments - 0.7%	Amount
Calvert Foundation Community Investment Note, 2.50%, 7/1/05 #+	$700,000	695,023

Total High Social Impact Investments (Cost $700,000)		695,023

Total Investments (Cost $102,827,026) - 99.2%		105,726,984
Other assets and liabilities, net - 0.8%		879,772
Net Assets - 100%		$106,606,756

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B and Class C combined:
Class A: 5,195,917 shares outstanding		$127,219,527
Class B: 755,293 shares outstanding		20,082,721
Class C: 581,163 shares outstanding		13,682,933
Class I: 0 shares outstanding		0
Distributions in excess of net investment income		(920,004)
Accumulated net realized gain (loss) on investments		(56,358,379)
Net unrealized appreciation (depreciation) on investments		2,899,958

Net Assets		$106,606,756

Net Asset Value Per Share
Class A (based on net assets of $85,907,617)		$16.53
Class B (based on net assets of $11,860,921)		$15.70
Class C (based on net assets of $8,838,218)		$15.21

*        Non income producing.

#       This security was valued by the Board of Directors, see Note A.

+       Restricted securities represent 0.7% of net assets of the Fund.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2003

Net Investment Income
Investment Income:
Dividend income	$143,926
Interest income	24,822
Total investment income	168,748

Expenses:
Investment advisory fee	348,792
Transfer agency fees and expenses	236,197
Distribution Plan expenses:
Class A	151,314
Class B	60,238
Class C	44,038
Directors' fees and expenses	14,233
Administrative fees	134,151
Custodian fees	19,363
Registration fees	18,598
Reports to shareholders	47,698
Professional fees	9,600
Miscellaneous	7,922
Total expenses	1,092,144
Fees paid indirectly	(3,392)
Net expenses	1,088,752

Net Investment Income (Loss)	(920,004)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(8,488,142)
Change in unrealized appreciation or (depreciation)	14,107,981

Net Realized and Unrealized Gain
(Loss) on Investments	5,619,839

Increase (Decrease) in Net Assets
Resulting From Operations	($4,699,835)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($920,004)	($2,271,256)
Net realized gain (loss)	(8,488,142)	(43,348,702)
Change in unrealized appreciation
or (depreciation)	14,107,981	21,294,849

Increase (Decrease) in Net Assets
Resulting From Operations	4,699,835	(24,325,109)

Distributions to shareholders from
Net realized gain:
Class A Shares	--	(70,947)
Class B Shares	--	(8,769)
Class C Shares	--	(6,372)
Total distributions	--	(86,088)

Capital share transactions:
Shares sold:
Class A Shares	8,239,341	23,617,629
Class B Shares	776,961	3,095,842
Class C Shares	990,929	3,171,970
Reinvestment of distributions:
Class A Shares	--	65,396
Class B Shares	--	8,769
Class C Shares	--	6,372
Shares redeemed:
Class A Shares	(9,850,546)	(25,862,010)
Class B Shares	(926,126)	(2,568,607)
Class C Shares	(865,661)	(2,403,991)
Class I Shares	--	(847)
Total capital share transactions	(1,635,102)	(869,477)

Total Increase (Decrease) in Net Assets	3,064,733	(25,280,674)

Net Assets
Beginning of period	103,542,023	128,822,697
End of period (including distributions in excess of net
investment income of $920,004 and $0, respectively	$106,606,756	$103,542,023

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	495,118	1,106,797
Class B Shares	49,076	152,395
Class C Shares	64,637	158,163
Reinvestment of distributions:
Class A Shares	--	2,677
Class B Shares	--	372
Class C Shares	--	279
Shares redeemed:
Class A Shares	(596,333)	(1,247,145)
Class B Shares	(59,124)	(133,957)
Class C Shares	(57,003)	(126,293)
Class I Shares	--	(34)
Total capital share activity	(103,629)	(86,746)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2003, $695,023, or 0.7% of net assets, were valued in good faith by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .65% of the Fund's average daily net assets. Under the terms of the agreement, $112,657 was payable at period end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C based on their average daily net assets. Under the terms of the agreement, $22,393 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Under the terms of the agreement, $42,617 was payable at period end.

The Distributor received $23,486 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $71,634 for the six months ended March 31, 2003. Under the terms of the agreement, $11,678 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $79,956,693  and $76,398,363, respectively.

The cost of investments owned at March 31, 3003 for federal income tax purposes was $104,533,827. Net unrealized appreciation aggregated $1,193,157, of which $9,101,813 related to appreciated securities and $7,908,656 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $5,783,361 at September 30, 2002 may be utilized to offset future capital gains until expiration in September 2010.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2003. For the six months ended March 31, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$10,601	1.91%	$533,456	November 2002

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$15.79	$19.35	$36.34
Income from investment operations
Net investment income (loss)	(.13)	(.29)	(.14)
Net realized and unrealized gain (loss)	.87	(3.26)	(11.61)
Total from investment operations	.74	(3.55)	(11.75)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	.74	(3.56)	(16.99)
Net asset value, ending	$16.53	$15.79	$19.35

Total return*	4.69%	(18.36%)	(36.60%)
Ratios to average net assets:
Net investment income (loss)	(1.54%) (a)	(1.47%)	(1.18%)
Total expenses	1.86% (a)	1.74%	1.69%
Expenses before offsets	1.86% (a)	1.74%	1.69%
Net expenses	1.85% (a)	1.73%	1.64%
Portfolio turnover	73%	93%	71%
Net assets, ending (in thousands)	$85,908	$83,643	$105,151

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$25.88	$25.43	$27.21
Income from investment operations
Net investment income (loss)	(.32)	(.32)	(.25)
Net realized and unrealized gain	11.29	4.25	.96
Total from investment operations	10.97	3.93	.71
Distributions from
Net realized gain	(0.51)	(3.48)	(2.49)
Total distributions	(0.51)	(3.48)	(2.49)
Total increase (decrease) in net asset value	10.46	.45	(1.78)
Net asset value, ending	$36.34	$25.88	$25.43

Total return*	42.91%	14.91%	3.37%
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.26%)	(1.08%)
Total expenses	1.67%	1.73%	1.74%
Expenses before offsets	1.67%	1.73%	1.74%
Net expenses	1.54%	1.58%	1.61%
Portfolio turnover	116%	88%	77%
Net assets, ending (in thousands)	$141,639	$102,508	$75,068

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$15.07	$18.64	$35.47
Income from investment operations
Net investment income (loss)	(.20)	(.44)	(.24)
Net realized and unrealized gain (loss)	.83	(3.12)	(11.35)
Total from investment operations	.63	(3.56)	(11.59)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	.63	(3.57)	(16.83)
Net asset value, ending	$15.70	$15.07	$18.64

Total return*	4.18%	(19.11%)	(37.12%)
Ratios to average net assets:
Net investment income (loss)	(2.50%) (a)	(2.38%)	(2.04%)
Total expenses	2.82% (a)	2.65%	2.56%
Expenses before offsets	2.82% (a)	2.65%	2.56%
Net expenses	2.81% (a)	2.64%	2.50%
Portfolio turnover	73%	93%	71%
Net assets, ending (in thousands)	$11,861	$11,534	$13,914

		Periods Ended
	September 30,	September 30,	September 30,
Class B Shares	2000	1999	1998 #
Net asset value, beginning	$25.46	$25.28	$28.39
Income from investment operations
Net investment income (loss)	(.52)	(.41)	(.16)
Net realized and unrealized gain (loss)	11.04	4.07	(2.95)
Total from investment operations	10.52	3.66	(3.11)
Distributions from
Net realized gain	(.51)	(3.48)	--
Total distributions	(.51)	(3.48)	--
Total increase (decrease) in net asset value	10.01	.18	(3.11)
Net asset value, ending	$35.47	$25.46	$25.28

Total return*	41.84%	13.85%	(10.95)%
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(2.11%)	(2.62%) (a)
Total expenses	2.49%	2.67%	3.57% (a)
Expenses before offsets	2.49%	2.67%	3.31% (a)
Net expenses	2.30%	2.42%	3.01% (a)
Portfolio turnover	116%	88%	77%
Net assets, ending (in thousands)	$16,435	$9,445	$3,311

Financial Highlights

		Periods Ended
	March 31,	September 30	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$14.59	$18.02	$34.48
Income from investment operations
Net investment income (loss)	(.18)	(.42)	(.22)
Net realized and unrealized gain (loss)	.80	(3.00)	(11.00)
Total from investment operations	.62	(3.42)	(11.22)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	.62	(3.43)	(16.46)
Net asset value, ending	$15.21	$14.59	$18.02

Total return*	4.25%	(18.99%)	(37.11%)
Ratios to average net assets:
Net investment income (loss)	(2.39%) (a)	(2.32%)	(1.98%)
Total expenses	2.72% (a)	2.59%	2.49%
Expenses before offsets	2.72% (a)	2.59%	2.49%
Net expenses	2.71% (a)	2.58%	2.44%
Portfolio turnover	73%	93%	71%
Net assets, ending (in thousands)	$8,838	$8,365	$9,757

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$24.76	$24.63	$26.64
Income from investment operations
Net investment income (loss)	(.50)	(.51)	(.40)
Net realized and unrealized gain	10.73	4.12	.88
Total from investment operations	10.23	3.61	.48
Distributions from
Net realized gain	(.51)	(3.48)	(2.49)
Total distributions	(.51)	(3.48)	(2.49)
Total increase (decrease) in net asset value	9.72	.13	(2.01)
Net asset value, ending	$34.48	$24.76	$24.63

Total return*	41.91%	14.02%	2.52%
Ratios to average net assets:
Net investment income (loss)	(1.87%)	(2.04%)	(1.98%)
Total expenses	2.47%	2.56%	2.75%
Expenses before offsets	2.47%	2.56%	2.75%
Net expenses	2.29%	2.35%	2.50%
Portfolio turnover	116%	88%	77%
Net assets, ending (in thousands)	$13,769	$9,021	$6,548

Financial Highlights

	Periods Ended
	January 18,	September 30,
CLASS I SHARES	2002+	2001
Net asset value, beginning	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.05)	(.23)
Net realized and unrealized gain (loss)	4.20	(10.53)
Total from investment operations	4.15	(10.76)
Distributions from
Net realized gain	(.01)	(5.24)
Total distributions	(.01)	(5.24)
Total increase (decrease) in net asset value	4.14	(16.00)
Net asset value, ending	$24.98	$20.84

Total return*	19.92%	(34.61%)
Ratios to average net assets:
Net investment income (loss)	(0.64%) (a)	(0.67%)
Total expenses	1,316.21%(a)	33.47%
Expenses before offsets	.80% (a)	2.19%
Net expenses	.80% (a)	.80%
Portfolio turnover	9%	71%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
CLASS I SHARES	2000	1999**
Net asset value, beginning	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.12)	(.08)
Net realized and unrealized gain (loss)	11.48	(.11)
Total from investment operations	11.36	(.19)
Distributions from
Net realized gain	(.51)	--
Total distributions	(.51)	--
Total increase (decrease) in net asset value	10.85	(.19)
Net asset value, ending	$36.84	$25.99

Total return*	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(.50%) (a)
Total expenses	1.20%	1.24% (a)
Expenses before offsets	.86%	.85% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	116%	88%
Net assets, ending (in thousands)	$108	$2,547

(a)     Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From April 1, 1998 inception.

**       From March 1, 1999 inception.

+       Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Calvert Group

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Calvert Distributors, Inc.

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Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is

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prospective investors unless preceded or accompanied by a prospectus.

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